EXHIBIT 10.40

                          EUROGAS, INC.


                    Warrant to Acquire up to
           1,666,666 Shares of Restricted Common Stock
                        Par values $0,001


                    THIS WARRANT WILL BE VOID
   AFTER THE LATER OF 11:59 P.M. MOUNTAIN TIME ON DECEMBER 31,
                              2003
       OR THE TIME SET FORTH IN PARAGRAPH 1 OF THE WARRANT

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT), AND IS A "RESTRICTED SECURITY" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT, THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISSAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE OR OTHER REGULATORY AUTHORITY, NOR HAS THE COMMISSION OR ANY STATE OR OTHER REGULATORY AUTHORITY PASSED ON THE ACCURACY OR ADEQUACY OF THIS WARRANT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1. Grant of Warrant. This certifies that, for value received, Conquest Financial Corporation, (the "Holder"), is entitled to purchase, and receive up to 1,666,666 fully paid and non-assessable shares of common stock, par value $0,001 (the "Warrant Shares"), of EuroGas, Inc., a Utah corporation (the "Company"), at a price of $.55 per Warrant Share (the `Exercise Price"). This Warrant shall be exercisable on presentation and surrender of this Warrant with the purchase form attached hereto, duty executed, at the principal office of the Company at 942 East 714S South, #101A, Midvale, Utah 84047, and by paying in full and in lawful money of the United States of America by cash or cashier's check, the Exercise Price for the Warrant Shares as to which this Warrant is exercised, all on the terms and conditions hereinafter set forth. The number of Warrant Shares to be received on exercise of this Warrant and the Exercise Price may be Adjusted on the occurrence of such events as described herein. If the rights represented hereby are not exercised by the later of 11:59 p.m., Mountain Time, on December 31, 2003, this Warrant shall automatically become void and of no further force or effect, and all rights represented hereby shall cease and expire.


2. Exercise of Warrant. On the exercise of all or any portion of this Warrant in the manner provided above, the Holder exercising the same shall be deemed to have become a holder of record of the Warrant Shares for all purposes, and certificates for the securities so purchase shall be delivered to the Holder within a reasonable time, but in no event longer that ten days after this Warrant shall have been exercised as set forth above, This Warrant may be exercised in whole or in part, so long as each exercise is in increments of 25,000 shares. If this Warrant shall be exercised in respect to only a part of the Warrant Shares covered hereby, the Holder shall be entitled to receive a similar Warrant of like tenor and date covering the number of Warrant Shares with respect to which this Warrant shall not have been exercised, and, until receipt of same this Warrant shall represent the Warrant relating to the remaining shares subject to this Warrant. On the exercise of all or any portion of this Warrant, at the instruction of the Holder, the Company shall offset any amounts due by it to Holder against payment of the exercise price for the Warrants.


3. Exchange of Warrants. This Warrant is exchangeable, on the presentation and surrender hereof, by the Holder at the

/PAGE/

    office of the Company, for a new Warrant or Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of Warrant Shares which may be subscribed for and purchased hereunder.


4. Fully Paid Shares. The Company covenants and agrees that the Warrant Shares which will be issued on the exercise of this rights represented by this Warrant will be, when issued, fully paid and non-assessable and free from all taxes, liens, and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will have authorized and reserved a sufficient number of shares of it common stock, $0.001 per share, to provide for the exercise of the rights represented by this Warrant.


5. Anti-Dilution Provisions. The Exercise Price and number of Warrant Shares purchasable pursuant to this Warrant may be subject to adjustment from time to time as follows:

a) If the Company shall take a record of the holders of its common stock for the purpose of entitling them to receive a dividend in shares, the Warrant Price and the number of Warrant Shares in effect immediately prior to the effective date of such dividend shall be adjusted so that the Holder of this Warrant shall thereafter be entitled to receive the number of Warrant Shares to which the Holder would have been entitled had such Warrant been exercised immediately prior to the effective date of such dividend. Such adjustment shall become effective immediately after the opening of business on the day following the date on which such dividend becomes effective.

b) If the Company shall subdivide the outstanding shares of common stock into a greater number of shares, combine the outstanding shares of common stock into a smaller number of shares, or issue by reclassification any of its shares, the Warrant Price in effect immediately prior thereto and the number of Warrant Shares shall be adjusted so that the Holder of this Warrant thereafter surrendered for exercise shall be entitled to receive, after the occurrence of any of the events described, the number of Warrant Shares to which the Holder would have been entitled had such Warrant been exercised immediately prior to the occurrence of such event. Such adjustment shall become effective immediately after the opening of business on the day following the date on which such subdivision, combination, or reclassification, as the case may be, becomes effective.

c) If any capital reorganization or reclassification of the Company's common stock, or consolidation or merger of the Company with another corporation or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of common stock shall be entitled to receive stock, securities, or assets with respect to or in exchange for common stock, then, as condition of such reorganization, reclassification, consolidation, merger, or sale, lawful adequate provisions shall be made whereby the Holder of this Warrant shall thereafter have the right to acquire and receive on exercise hereof such shares of stock, securities, or assets as would have been issuable or payable (as part of the reorganization, reclassification, consolidation, merger, or sale) with respect to or in exchange for such number of outstanding common shares of the Company as would have been received on exercise of this Warrant immediately before such reorganization, reclassification, consolidation, merger or sale.

   In any such case, appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof shall thereafter be applicable in relation to any shares of stock, securities, or assets thereafter deliverable on the exercise of this Warrant. In the event of a merger or consolidation of the Company with or into another corporation or the sale of all or substantially all of its assets that results in the issuance of a number of shares of common stock of the surviving or purchasing corporation greater or less than the number of shares of common stock of the Company outstanding immediately prior to such merger, consolidation, or purchase are issuable to holders of common stock of the Company, then the Warrant Price in effect immediately prior to such merger, consolidation, or purchase shall be adjusted in the same manner as thought there was subdivision or combination of the outstanding shares of common stock of the Company. The Company will not effect any such consolidation or merger or the corporation purchasing such assets shall assume by written instrument mailed or delivered to the Holder hereof at its last address appearing on the books of the Company, the obligation to deliver to such Holder such shares of stock, securities, or assets as, in accordance with the foregoing provisions, such Holder may be entitled to acquire on exercise, of this Warrant.

d) If (i) the Company shall take a record of the holders of its shares of common stock for the purpose of entitling them to receive a dividend payable otherwise than in cash, or any other distribution in respect of the shares of common stock (including cash), pursuant to, without limitation, any spin-off, split-off, or distribution of the Company's assets; or (ii) the Company shall, take a record of the holders of its shares of common stock for the purpose of entitling them to subscribe for or purchase any shares of

/PAGE/

   any class or to receive any other rights; or (iii) in the event of any classification, reclassification, or other reorganization of the shares that the Company is authorized to issue, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company; or, (iv) in the event of the voluntary or involuntary dissolution, liquidation, or winding up of the Company; then, and in any such case, the Company shall mail to the Holder of this Warrant, at least 30 days prior thereto, a notice stating the date or expected date on which a record is to be taken for the purpose of such dividend, distribution of rights, or the date on which such classification, reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation, or winding up, as the case may be. Such notice shall also specify the date or expected date, if any is to be fixed, as of which holders of shares of common stock of record shall be entitled to participate in such dividend, distribution, or rights, or shall be entitled to exchange their shares of common stock for securities or other property deliverable upon such classification, reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation, or winding up, as the case may be,

e) If the Company, at any time while this Warrant shall remain unexpired and unexercised, sells shares of common stock to an affiliate of the Company, excluding shares issued on the exercise of Warrants issued and outstanding as of the date hereof and shares issued to officers and directors under stock Warrant plans of the Company existing as of the date hereof. at a price lower than the Exercise price provided herein, as the same may from time to time be adjusted pursuant to this section 5, that the Exercise Price of these Warrants shall be reduced automatically to such lower price at which the Company has sold or agreed to sell its common stock.

f) No fraction of a share shall be issued on exercise, but, in lieu thereof, the Company, notwithstanding any other provision hereof, may pay therefore, in cash, the fair value of any such fractional share at the time of exercise.

6. Security Restrictions. Any common shares of the Company issuable to the Holder pursuant to this Warrant shall bear the following restrictive legend:

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER, THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE TRANSFERRED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT OR THE LAWS OF THE APPLICABLE STATE OR A "NO ACTION" OR INTERPRETIVE LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION OR AN OPINION OF COUNSEL REASONABLE SATISFACTORY TO THE ISSUER, AND ITS COUNSEL TO THE EFFECT THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH STATE STATUTES.
 The legend need not be placed on any certificates which by law are not restricted due to the applicability of Rule 144 or other statutes, rules or regulations then in effect.

7.  Transfer. This Warrant may be transferred.

8. Governing law. This agreement shall be construed under and be governed by the laws of the State of Utah.

9. Notices. All notices, demands, requests, or other communications required or authorized hereunder shall be deemed given sufficiently if in writing and if personally delivered; if sent by facsimile transmission, confirmed with a written copy thereof sent by second day express delivery or registered mail, return receipt requested and postage prepaid; if sent by registered mail or certified mail, return receipt requested and postage prepaid; or if sent by second day express delivery:

       If to the Company, to:        Borre Dahl

                                     EuroGas Inc.

                                     01-687 Warsaw, Poland

                                     ul. Lektykarska 18

                                     Facsimile Transmission: 0048(22) 832-5560

                                     Confirmation: 0048 (22) 833-0468

/PAGE/

          If to the Holder as follows:  Conquest Financial Corporation or other such addresses and facsimile transmission as shall be furnished by any party in the manner for giving notices hereunder, and any such notice, demand, request, or other communication shall be deemed to have been given as of the date so delivered or sent by facsimile transmission, three days after the date so mailed, or two days after the date so sent by second day delivery.

10. Loss, theft, Destruction, or Mutilation. Upon receipt by the Company of reasonable evidence of the ownership of and the loss, theft, destruction, or mutilation of this Warrant, the Company will execute and deliver, in lieu thereof, a new Warrant of like tenor.

11. Replacement. This Warrant is issued on lieu of the Warrant issued at December 6, 1999 and according to its paragraph 10. It shall have the same effect as the Warrant it replaces and thus the date for the calculation of the dilution effect according to paragraph 5 remains December 6, 1999. The issuance of the Warrant makes the Warrant of December 6, 1999 no longer valid.

    DATED this 8 Day of September 2000

                                   EUROGAS, INC.



                                   By: /s/ Karl Arleth
                                   ----------------------------
                                   Karl Arleth, President & CEO

/PAGE/